UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(Rule 14A-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. __)

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APPLIED BIOSYSTEMS INC.
(Name of Registrant as Specified in Its Charter)

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News Release

301 Merritt 7
Norwalk, CT 06851 U.S.A.
T  (203) 840-2000
www.appliedbiosystems.com

Contact

Peter Dworkin
650.554.2479
peter.dworkin@appliedbiosystems.com

FOR IMMEDIATE RELEASE

APPLIED BIOSYSTEMS ADJOURNS SPECIAL MEETING OF STOCKHOLDERS
UNTIL OCTOBER 28, 2008;
VOTES, PROXIES AND MERGER CONSIDERATION ELECTIONS ALREADY
SUBMITTED WILL REMAIN VALID;
DEADLINE FOR CASH, STOCK, AND MIXED CONSIDERATION
ELECTIONS EXPECTED TO BE IN NOVEMBER 2008

NORWALK, CT – October 20, 2008 – Consistent with its press release issued last week, Applied Biosystems Inc. (NYSE:ABI) adjourned Thursday's special meeting of stockholders relating to the pending merger with Invitrogen Corporation until 9:00 a.m. Eastern time on Tuesday, October 28, 2008 at 301 Merritt 7, Norwalk, CT 06851.  The company clarified that previously granted proxies and votes for the special meeting and merger consideration elections previously submitted by stockholders remain valid.  Applied Biosystems also stated that the deadline for submitting cash, stock, and mixed merger consideration elections is two business days prior to the closing of the merger, which is expected to occur in November 2008.

As previously announced, the special meeting was adjourned to give stockholders time to consider an amendment to the merger agreement between Applied Biosystems and Invitrogen and to review a joint proxy statement/prospectus supplement that Applied Biosystems and Invitrogen have mailed to their stockholders.  Stockholders are encouraged to review the supplement and the related annex, as well as the joint proxy statement/prospectus and the related annexes that were previously distributed.

Stockholders of record of Applied Biosystems as of the close of business on September 5, 2008 are permitted to vote at the adjourned meeting – either by submitting a proxy card distributed with the joint proxy statement /prospectus or the supplement, by attending the meeting and voting in person or by following the instructions in the joint proxy statement/prospectus for telephone or internet voting.  Any proxies that have already been submitted by stockholders in connection with the special meeting remain valid, as do any votes submitted by telephone or internet.  Stockholders who have already submitted a proxy or voted need not take any action at this time unless they wish to change their votes. Stockholders who have not yet voted may do so until the special meeting, and all proxies and votes will remain revocable until the meeting has been concluded.

Under the terms of the merger agreement, Applied Biosystems stockholders have the right to elect to receive their merger consideration in the form of cash, Invitrogen stock, or a combination of cash and stock, subject to proration.  Any elections to receive cash, stock, or mixed consideration that have already been submitted remain valid and are unaffected by the adjournment of the special meeting. Stockholders who have already made an election need not take any action at this time unless they wish to change their elections.  Stockholders who either have not made an election or wish to change their election are encouraged to do so as soon as possible, and in any event by early November, to ensure that their elections are received and processed prior to the election deadline.  The deadline for making an election is two business days prior to the closing of the merger, which is currently expected to be in November 2008.  As previously disclosed, the exact deadline will be announced via press release at least five business days prior to the closing.  Stockholders also should be attentive to any earlier deadlines imposed by their brokers.

Elections can be submitted by following the procedures outlined in the joint proxy statement/prospectus and the election form previously sent to stockholders.  Properly completed election forms should be submitted to American Stock Transfer & Trust Co., as the exchange agent for the merger, at one of the following addresses:

If delivering by mail: American Stock Transfer & Trust Company, LLC Operations Center Attn: Reorganization Department P.O. Box 2042 New York, New York 10272-2042	If delivering by hand or courier: American Stock Transfer & Trust Company, LLC Operations Center Attn: Reorganization Department 6201 15th Avenue Brooklyn, New York 11219

Stockholders with questions regarding the election form should contact The Altman Group, the information agent for the merger, at (800) 332-4904.

Stockholders holding shares through a brokerage account or similar arrangement will need to follow any procedures required by their brokers, and stockholders are encouraged to consult with their brokers as soon as possible regarding these procedures.  All election forms must be accompanied by a tender of the stockholder's shares, either by delivery of certificates or book-entry transfer.  If you hold your shares through a brokerage account or similar arrangement, your broker will tender the shares on your behalf if you follow the broker's instructions.

Stockholders who do not submit an election form will receive the mixed consideration for each share of Applied Biosystems stock they own, which consists of $17.10 in cash, up to $1.05 of additional cash depending on the trading prices of Invitrogen common stock as the closing approaches, and 0.4543 of a share of Invitrogen common stock.  Stockholders who do not submit an election form will receive a letter of transmittal and instructions to receive their merger consideration after completion of the merger.

About Applied Biosystems Inc.
Applied Biosystems Inc. (formerly known as Applera Corporation) is a global leader in the development and marketing of instrument-based systems, consumables, software, and services for academic research, the life science industry and commercial markets.  Driven by its employees' belief in the power of science to improve the human condition, the company commercializes innovative technology solutions for DNA, RNA, protein and small molecule analysis.  Customers across the disciplines of academic and clinical research, pharmaceutical research and manufacturing, forensic DNA analysis, and agricultural biotechnology use the company’s tools and services to accelerate scientific discovery, improve processes related to drug discovery and development, detect potentially pathogenic microorganisms, and identify individuals based on DNA sources. Applied Biosystems has a comprehensive service and field applications support team for a global installed base of high-performance genetic and protein analysis solutions. Applied Biosystems is headquartered in Norwalk, CT.  Information about Applied Biosystems, including reports and other information filed by the company with the Securities and Exchange Commission, is available at http://www.appliedbiosystems.com. All information in this news release is as of the date of the release, and Applied Biosystems does not undertake any duty to update this information unless required by law.

ADDITIONAL INFORMATION AND WHERE TO FIND IT
In connection with the proposed transaction, Invitrogen and Applied Biosystems have filed a joint proxy statement/prospectus as part of a registration statement on Form S-4 regarding the proposed transaction with the Securities and Exchange Commission, or SEC.  The definitive joint proxy statement/prospectus has been mailed to shareholders of both companies.  A supplement to the definitive joint proxy statement / prospectus has been filed with the SEC and mailed to stockholders of both companies.  Investors and security holders are urged to read the joint proxy statement/prospectus in its entirety, including the supplement thereto, because it contains important information about Invitrogen and Applied Biosystems and the proposed transaction.  Investors and security holders may obtain a free copy of the definitive joint proxy statement/prospectus, including the supplement thereto, and other documents at the SEC’s website at www.sec.gov. The definitive joint proxy statement/prospectus, including the supplement thereto, and other relevant documents may also be obtained free of charge from Invitrogen by directing such requests to: Invitrogen Corporation, Attention: Investor Relations, 5791 Van Allen Way, Carlsbad, CA 92008, and from Applied Biosystems Inc. at: Applied Biosystems Inc., Attention: Investor Relations 850 Lincoln Center Drive, Foster City, CA 94404.

PARTICIPANTS IN THE SOLICITATION
Invitrogen and Applied Biosystems and their respective directors, executive officers and certain other members of their management and employees may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction.  Information concerning all of the participants in the solicitation is included in the joint proxy statement/prospectus relating to the proposed merger.  This document is available free of charge at the Securities and Exchange Commission’s Web site at http://www.sec.gov and from: Invitrogen Investor Relations, telephone: 760-603-7200 or on Invitrogen’s website at http://www.invitrogen.com; or from Applied Biosystems Investor Relations, telephone: (650) 554-2449 or on the Applied Biosystems’ web site at http://www.appliedbiosystems.com.

Safe Harbor Statement
Certain statements contained in this press release are considered "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, and it is Invitrogen's and Applied Biosystems’ intent that such statements be protected by the safe harbor created thereby. Forward looking statements include but are not limited to statements regarding the timing of and satisfaction of conditions to the merger, whether any of the anticipated benefits of the merger will be realized, future revenues, future net income, future cash flows, financial forecasts, future competitive positioning and business synergies, future acquisition cost savings, future expectations that the merger will be accretive to GAAP and cash earnings per share, future market demand, future benefits to stockholders, future debt payments and future economic and industry conditions.  Potential risks and uncertainties include, but are not limited to potential difficulties that may be encountered in integrating the merged businesses; potential uncertainties regarding market acceptance of the combined company; uncertainties as to the timing of the merger; uncertainties regarding approval of the transaction by the stockholders of the companies and the satisfaction of other closing conditions to the transaction; Invitrogen’s and Applied Biosystems’ ability to protect their respective intellectual property rights; competitive responses to the merger; an economic downturn, including the deterioration in economic and market conditions currently being experienced; risks that revenues following the merger may be lower than expected; Invitrogen’s and Applied Biosystems’ ability to make accurate estimates and control costs; Invitrogen’s and Applied Biosystems’ and their respective partners’ ability to bid on, win, perform and renew contracts and projects; the need to develop new products and adapt to significant technological change; exposure to environmental liabilities and litigation; liabilities for pending and future litigation; the impact of changes in laws and regulations; industry competition; Invitrogen’s ability to obtain the financing required to complete the merger, and the terms of such financing; Invitrogen’s and Applied Biosystems’ ability to attract and retain key employees; employee, agent or partner misconduct; risks associated with changes in equity-based compensation requirements; Invitrogen’s and Applied Biosystems’ leveraged position and ability to service debt; risks associated with international operations; third-party software risks; terrorist and natural disaster risks; anti-takeover risks and other factors; and other risks and uncertainties detailed from time to time in Invitrogen's and Applied Biosystems’ SEC filings.

©Copyright 2008. Applied Biosystems Inc. All rights reserved.  Applera, Applied Biosystems, and AB (Design) are registered trademarks of Applied Biosystems Inc. or its subsidiaries in the U.S. and/or certain other countries.

* * *

FORWARD LOOKING STATEMENTS

Some statements made by Applied Biosystems Inc. (formerly Applera Corporation, the “Company”) or Invitrogen Corporation (“Invitrogen”) contained in, or incorporated by reference in, this communication are forward-looking and are subject to a variety of risks and uncertainties. These forward-looking statements may be identified by the use of forward-looking words or phrases such as “believe,” “expect,” “intend,” and “anticipate,” among others. Such forward-looking statements include statements regarding our decision to enter into an agreement for a sale of the Company, the ability of the Company and Invitrogen to complete the transaction contemplated by the definitive agreement, including the parties’ ability to satisfy the conditions set forth in the definitive agreement, and the possibility of any termination of the definitive agreement. The forward-looking statements contained in this report are based on our current expectations, and those made at other times will be based on our expectations when the statements are made. We cannot guarantee that any forward-looking statements will be realized.

The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements.  To comply with the terms of the safe harbor, we note that a variety of factors could cause actual results and experience to differ materially from anticipated results or other expectations expressed in forward-looking statements. We also note that achievement of anticipated results or expectations in forward-looking statements is subject to the possibility that assumptions underlying forward-looking statements will prove to be inaccurate. Investors should bear this in mind as they consider forward-looking statements. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially, including required approvals by the stockholders of the Company and Invitrogen, as well as of regulatory agencies, the possibility that the anticipated benefits from the merger cannot be fully realized, the possibility that costs or difficulties related to the integration of the Company’s operations and those of Invitrogen will be greater than expected, the impact of competition and other risk factors included in the Company’s and Invitrogen’s reports filed with the United States Securities and Exchange Commission (the “SEC”). The risks and uncertainties that may affect the operations, performance, development, and results of our business include, but are not limited to, those described under the heading “Risks Factors” in our Annual Report on Form 10-K for the fiscal year ended June 30, 2008, as updated by our subsequent Quarterly Reports on Form 10-Q.  We note that our business could be affected by other factors that we have not disclosed because we think they are immaterial.  Also, there may be additional risks and uncertainties that could affect our businesses but that are not currently known to us. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates. The Company undertakes no obligation to publicly update or revise any forward looking statements, whether as a result of new information, future events, or otherwise.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the proposed merger contemplated by the Agreement and Plan of Merger (as amended, the “Merger Agreement”), dated as of June 11, 2008, as amended by Amendment No. 1 thereto, dated as of September 9, 2008, by and among the Company (formerly known as Applera Corporation), Invitrogen and Atom Acquisition, LLC, a Delaware limited liability company and a direct wholly-owned subsidiary of Invitrogen (“Acquisition Sub”), Invitrogen filed a definitive joint proxy statement/prospectus of the Company and Invitrogen with the SEC on September 11, 2008.  Copies of the definitive joint proxy statement/prospectus were mailed to stockholders of the Company and Invitrogen on September 12, 2008. On October 15, 2008, the Company, Invitrogen, Acquisition Sub and Atom Acquisition Corporation, a Delaware corporation and an indirect wholly-owned subsidiary of Invitrogen (“Merger Sub”) entered into a second amendment (“Amendment No. 2”) to the Merger Agreement.  On October 15, 2008, Invitrogen and the Company filed with the SEC a supplement to the joint proxy statement/prospectus that includes a copy of Amendment No. 2 as an annex and describes the effects of Amendment No. 2 on the Merger Agreement.  Investors and security holders are urged to read the definitive joint proxy statement/prospectus and the annexes thereto and the supplement and the annex thereto because they contain important information.  You may obtain a free copy of the definitive joint proxy statement/prospectus, the supplement, and other related documents filed with the SEC by the Company and Invitrogen at the SEC’s website at www.sec.gov.  The definitive joint proxy statement/prospectus, the supplement, and the other documents may also be obtained for free at the Company’s website at http://www.appliedbiosystems.com or at Invitrogen’s website at http://www.invitrogen.com.

The Company and Invitrogen and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from stockholders in respect of the transactions contemplated in connection with the proposed merger.  You can find information about the Company’s executive officers and directors in the definitive joint proxy statement/prospectus.  You can find information about Invitrogen’s executive officers and directors in the definitive joint proxy statement/prospectus and in Invitrogen’s definitive proxy statement filed with the SEC on March 5, 2008.  You may obtain free copies of these documents from the Company or Invitrogen, as applicable, by using the contact information above.